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                          MFS(R) /SUN LIFE SERIES TRUST
                              GLOBAL GROWTH SERIES


                        Supplement to Current Prospectus


As disclosed in the Trust's Prospectus, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Markets Limited ("FCEM"), have been retained by MFS to serve as sub-advisers to the series to manage the assets of the series invested in foreign emerging market securities. Effective September 1, 1999, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the series, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate. Effective September 1, 1999, the description of the manner in which foreign emerging markets securities are managed is revised as follows:

Foreign Emerging Markets             Managed by a committee of investment
                                     research analysts. This committee includes
                                     investment   analysts   employed  by  MFS
                                     and  by  MFS'  foreign   branches  and
                                     affiliates. This portion of the series' assets is allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet each such series investment objective within their assigned geographic and industry responsibility.





                  The date of this Supplement is July 16, 1999